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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                          Date of Report: May 30, 2003


                                  CRDENTIA CORP.
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            (Exact name of registrant as specified by its charter)


        Delaware                       0-31152                   76-0585701
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                     Identification Number)


           455 Market Street, Suite 1220, San Francisco, California 94105
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                    (Address of principal executive offices)


                                (415) 543-1535
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                        (Registrant's Telephone Number)


                                  Lifen, Inc.
           ----------------------------------------------------------
           Former Name or Former Address If Changed Since Last Report

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     Form 8-K/A is being filed by the Registrant to amend Item 4, Changes in
Registrant's Certifying Accountant, to include a statement that the disclosure regarding the Registrant's former independent auditor includes the subsequent interim period from February 5, 2003 through the date of dismissal on May 28, 2003.


Item 4.  Changes in Registrant's Certifying Accountant

     At the Company's Annual Meeting on May 28, 2003, the Company's shareholders ratified the recommendation of the Board of Directors to dismiss its independent accountant, Sanford H. Feibusch, CPA, PC and to appoint BDO Seidman, LLP ("BDO") as its independent accountants, effective May 28, 2003, for the fiscal year ended December 31, 2003.

     In connection with his services to the Company in the fiscal year ended December 31, 2002, Mr. Feibusch prepared (i) a report dated February 5, 2003 on the Company's consolidated financial statements for the four months ended December 31, 2002 and 2001, and for the period from November 10, 1997 (date of inception) to December 31, 2002, and (ii) a report dated November 7, 2002 on the Company's consolidated financial statements for the years ended August 31, 2002 and 2001, and for the period from November 10, 1997 (date of inception) to August 31, 2002. Neither report contained an adverse opinion or disclaimer of opinion nor was either qualified or modified as to uncertainty, audit scope, or accounting principles. Both opinions were qualified, however, as to the Company's ability to sustain itself as a going concern without securing additional funding. In addition, with respect to each of the reports and the subsequent interim period ended May 28, 2003, there were no disagreements with Mr. Feibusch on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Mr. Feibusch would have caused him to make reference thereto in his report on the financial statements for such periods. From February 5, 2003 through May 28, 2003, Mr. Feibusch did not perform any services or provide any advice, either verbally or in writing, to the Company's officers or directors.

     The Company provided Mr. Feibusch with a copy of the foregoing disclosures and requested that he furnish a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the above statements. A copy of such letter, dated May 28, 2003 (as amended June 4, 2003) is filed as Exhibit 16 to this Form 8-K/A.

     In March, 2003, the Company engaged BDO to perform an audit of New Age Staffing, Inc. ("New Age") which the Company has proposed to acquire. New Age is currently a privately owned company and is not subject to the reporting requirements of the Securities Exchange Act of 1934.

     In the course of its relationship with BDO, the Company decided to engage BDO as its new independent accountants as of May 28, 2003, subject to the signing of a definitive engagement letter.

     During the two most recent fiscal years and through May 28, 2003, the Company has not consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, or a reportable event.


Item 5.  Other Events

     Pursuant to a resolution adopted by the Company's Board of Directors on May 8, 2003 and the affirmative vote of a majority of the shares of the Company's common stock present or represented at the Company's Annual Meeting on May 28, 2003, the Company changed its name to Crdentia Corp.

     An amendment to the Company's Amended and Restated Certificate of Incorporation was filed with the State of Delaware on May 30, 2003 to reflect this name change.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

Exhibit 16.1   Letter dated May 28, 2003 (as amended June 4, 2003) from Sanford
               H. Feibusch, CPA, PC to the U.S. Securities and Exchange
               Commission


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 4, 2003                      CRDENTIA CORP.


                                         BY:  /s/ Lawrence M. Davis
                                             ---------------------------------
                                                  Lawrence M. Davis
                                                  Chief Financial Officer